Cavium Announces Financial Results for Q1 2014

SAN JOSE, Calif., April 30, 2014 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the first quarter ended March 31, 2014.

Revenue in the first quarter of 2014 was $83.2 million, a 2.5% sequential increase from the $81.1 million reported in the fourth quarter of 2013 and a 19.7% year-over-year increase from the $69.5 million reported in the first quarter of 2013.

Generally Accepted Accounting Principles (GAAP) Results

Net income attributable to the Company in the first quarter of 2014 was $2.3 million, or $0.04 per diluted share, compared to $0.2 million, or $0.00 per diluted share in the fourth quarter of 2013. Gross margins were 63.5% in the first quarter of 2014 compared to 64.2% in the fourth quarter of 2013. Total cash and cash equivalents were $124.1 million at March 31, 2014.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium's financial condition and results of operations. These measures should only be used to evaluate Cavium's results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the first quarter of 2014, Non-GAAP net income was $17.0 million, or $0.30 per diluted share, Non-GAAP gross margin was 65.4% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 20.7%.

Recent News Highlights

  April 8, 2014 - Cavium Announced Availability of Complete TD-LTE Support for OCTEON Fusion® Small Cell Base Station
  April 8, 2014 - AKM Demonstrated New Family of LTE™ Base Station Transceivers in Cavium's Small Cell eNodeB Design at the Small Cells Asia Conference
  April 1, 2014 - Cavium Demonstrated Range of Secure Scalable Solutions for Virtualized Enterprise and Cloud Infrastructure at Interop Las Vegas
  April 1, 2014 - 6WIND and Cavium Extended Partnership to Deliver Compelling High Performance Solutions for NFV and SDN
  February 24, 2014 - Cavium Showcased a Range of Solutions for RAN, Core and Cloud Infrastructure at Mobile World Congress 2014
  February 24, 2014 - Cavium Unveiled UniFiRAN a Unified Architecture from Small Cell to Cloud RAN at Mobile World Congress
  February 24, 2014 - Cavium Introduced Highly Optimized, Small Form Factor 64 User OCTEON Fusion® Small Cell Base Station Design
  February 24, 2014 - Cavium Supports Telkomsel in LTE Network Trials
  February 24, 2014 - Arcadyan Selected Cavium for Carrier-grade LTE Small Cells with Data Offload and DPI for Enterprise Applications
  February 24, 2014 - MontaVista Introduced MV Cloud – A High Performance, Carrier Grade Cloud Platform for the Mobile and NFV Market

Cavium, Inc. will broadcast its first quarter of 2014 financial results conference call today, April 30, 2014, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium
Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	March 31, 2014	December 31, 2013
Net revenue	$ 83,241	$ 81,135
Cost of revenue	30,350	29,059
Gross profit	52,891	52,076
Operating expenses:
Research and development	37,289	36,127
Sales, general and administrative	15,932	17,871
Total operating expenses	53,221	53,998
Loss from operations	(330)	(1,922)
Other income (expense), net:
Interest expense	(459)	(395)
Change in estimated fair value of notes payable and other	(858)	-
Other, net	135	(74)
Total other expense, net	(1,182)	(469)
Loss before income taxes	(1,512)	(2,391)
Provision for income taxes	243	120
Net loss	(1,755)	(2,511)
Net loss attributable to non-controlling interest	(4,102)	(2,698)
Net income attributable to the Company	$ 2,347	$ 187
Net income attributable to the Company per common share, basic	$ 0.04	$ 0.00
Shares used in computing basic net income per common share	52,550	52,104
Net income attributable to the Company per common share, diluted	$ 0.04	$ 0.00
Shares used in computing diluted net income per common share	54,221	53,772

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
	Three Months Ended
Reconciliation of GAAP research and development expenses to	March 31, 2014	December 31, 2013
non-GAAP:
GAAP research and development expenses	$ 37,289	$ 36,127
Stock-based compensation and related payroll taxes	(6,026)	(5,022)
Net restructuring related expenses	(509)	(74)
Expenses associated from a variable interest entity	(4,767)	(3,522)
Change in estimated useful lives of certain consumer product related intangible assets	-	(2,928)
Non-GAAP research and development expenses	$ 25,987	$ 24,581
Reconciliation of GAAP sales, general and administrative expenses to non-GAAP
GAAP sales, general and administrative expenses	$ 15,932	$ 17,871
Stock-based compensation and related payroll taxes	(4,177)	(3,683)
Amortization of acquired intangible assets	(35)	(2,938)
Net restructuring related expenses	(243)	250
Expenses associated from a variable interest entity	(286)	-
Non-GAAP sales, general and administrative expenses	$ 11,191	$ 11,500

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data and percentages)

	Three Months Ended
	March 31, 2014	December 31, 2013
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$ 83,241	$ 81,135
GAAP gross profit	52,891	52,076
GAAP gross margin	63.5%	64.2%

Stock-based compensation and related payroll taxes	259	311
Amortization of acquired intangible assets	1,267	1,548
Net restructuring related expenses	-	(110)
Non-GAAP gross profit	$ 54,417	$ 53,825
Non-GAAP gross margin	65.4%	66.3%

	Three Months Ended
	March 31, 2014	December 31, 2013
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$ (330)	$ (1,922)
Stock-based compensation and related payroll taxes	10,462	9,016
Amortization of acquired intangible assets	1,302	4,486
Net restructuring related expenses	752	(286)
Change in estimated useful lives of certain consumer product related intangible assets	-	2,928
Loss from operations of a variable interest entity	5,053	3,522
Non-GAAP income from operations	$ 17,239	$ 17,744
Non-GAAP income from operations as a percentage of revenue	20.7%	21.9%

	Three Months Ended
	March 31, 2014	December 31, 2013
Reconciliation of GAAP net income to non-GAAP net income:
GAAP net income attributable to the Company	$ 2,347	$ 187
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes:
Cost of revenue	259	311
Research and development	6,026	5,022
Sales, general and administrative	4,177	3,683
Amortization of acquired intangible assets:
Cost of revenue	1,267	1,548
Sales, general and administrative	35	2,938
Net restructuring related expenses	752	(286)
Change in estimated useful lives of certain consumer product related intangible assets	-	2,928
Net loss of a variable interest entity attributable to the Company	2,178	1,064
Total of non-GAAP adjustments	14,694	17,208
Non-GAAP net income	$ 17,041	$ 17,395

GAAP net income attributable to the Company per share, diluted	$ 0.04	$ 0.00
Non-GAAP adjustments detailed above	0.26	0.31
Non-GAAP net income attributable to the Company per share, diluted	$ 0.30	$ 0.31

GAAP weighted average shares, diluted	54,221	53,772
Non-GAAP share adjustment	2,338	2,038
Non-GAAP weighted average shares, diluted	56,559	55,810

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of March 31, 2014	As of December 31, 2013
Assets
Current assets:
Cash and cash equivalents	$ 124,106	$ 127,763
Accounts receivable, net	56,819	43,636
Inventories	49,048	45,768
Prepaid expenses and other current assets	5,834	6,491
Total current assets	235,807	223,658
Property and equipment, net	28,562	28,494
Intangible assets, net	41,453	43,240
Goodwill	71,478	71,478
Deferred tax assets	61	61
Other assets	1,035	1,054
Total assets	$ 378,396	$ 367,985

Liabilities and Equity
Current liabilities:
Accounts payable	$ 24,060	$ 23,467
Other accrued expenses and other current liabilities	9,519	9,836
Deferred revenue	8,475	8,669
Notes payable and other	15,770	13,512
Capital lease and technology license obligations	14,227	17,103
Total current liabilities	72,051	72,587
Capital lease and technology license obligations, net of current	15,297	16,292
Deferred tax liability	2,365	1,931
Other non-current liabilities	2,437	2,344
Total liabilities	92,150	93,154

Equity
Common stock	53	53
Additional paid-in capital	456,758	443,588
Accumulated deficit	(154,710)	(157,057)
Total stockholders' equity attributable to the Company	302,101	286,584
Non-controlling interest	(15,855)	(11,753)
Total equity	286,246	274,831
Total liabilities and equity	$ 378,396	$ 367,985

CONTACT: Art Chadwick, Vice President of Finance and Administration, and Chief Financial Officer, Tel: (408) 943-7104, Email: art.chadwick@cavium.com and Angel Atondo, Senior Marketing Communications Manager, Tel: (408) 943-7417, Email: angel.atondo@cavium.com